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                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          DISCOVER CARD MASTER TRUST I
             (Exact name of registrant as specified in its charter)

        Delaware                     0-23108                    Not required
(State of organization)      (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)

c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                          19720
(Address of principal                                       (Zip Code)
executive offices)

                    SECURITIES TO BE REGISTERED PURSUANT TO
                           SECTION 12(b) OF THE ACT:


                                                     Name of each exchange
Title of each class                                  on which each class
to be so registered                                  is to be registered
     None                                                   None


                    SECURITIES TO BE REGISTERED PURSUANT TO
                           SECTION 12(g) OF THE ACT:


       Series 1999-6 6.85% Class A Credit Card Pass-Through Certificates Series 1999-6 7.10% Class B Credit Card Pass-Through Certificates
                                (Title of Class)

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Item 1.    Description of Registrant's Securities to be Registered.

                  Item 1 incorporates by reference the "Description of the Investor Certificates" on pages 15 to 28 of the Prospectus dated December 7, 1999 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-62263) and "The Certificates" on pages S-21 to S-34 of the Prospectus Supplement dated December 7, 1999 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-62263).

Item 2.    Exhibits

                  Exhibit 4.1 (a)    Pooling and Servicing Agreement, dated as
                                     of October 1, 1993, between Greenwood Trust
                                     Company as Master Servicer, Servicer and
                                     Seller and U.S. Bank National Association
                                     (formerly First Bank National Association, successor trustee to Bank of America
                                     Illinois, formerly Continental Bank,
                                     National Association) as Trustee
                                     (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's
                                     Registration Statement on Form S-1
                                     (Registration No. 33-71502), filed on
                                     November 10, 1993).

                  Exhibit 4.1 (b)    First Amendment to Pooling and Servicing
                                     Agreement, dated as of August 15, 1994,
                                     between Greenwood Trust Company as Master
                                     Servicer, Servicer and Seller and U.S. Bank
                                     National Association (formerly First Bank
                                     National Association, successor trustee to
                                     Bank of America Illinois, formerly
                                     Continental Bank, National Association) as
                                     Trustee (incorporated by reference to
                                     Exhibit 4.4 of Discover Card Master Trust
                                     I's Current Report on Form 8-K, dated
                                     August 1, 1995 and filed on August 10,
                                     1995, File No. 0-23108).

                  Exhibit 4.1 (c)    Second Amendment to Pooling and Servicing
                                     Agreement, dated as of February 29, 1996, between Greenwood Trust Company as Master
                                     Servicer, Servicer and Seller and U.S. Bank
                                     National Association (formerly First Bank
                                     National Association, successor trustee to
                                     Bank of America Illinois, formerly
                                     Continental Bank, National Association) as
                                     Trustee (incorporated by reference to
                                     Exhibit 4.4 of Discover Card Master Trust
                                     I's Current



                                     Page 2
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                                     Report on Form 8-K, dated April 30, 1996
                                     and filed on May 1, 1996, File No.
                                     0-23108).

                  Exhibit 4.1 (d)    Third Amendment to Pooling and Servicing
                                     Agreement, dated as of March 30, 1998,
                                     between Greenwood Trust Company as Master
                                     Servicer, Servicer and Seller and U.S. Bank
                                     National Association (formerly First Bank
                                     National Association, successor trustee to
                                     Bank of America Illinois, formerly
                                     Continental Bank, National Association) as
                                     Trustee (incorporated by reference to
                                     Exhibit 4.1(d) of Discover Card Master
                                     Trust I's Registration Statement on Form
                                     8-A filed April 13, 1998, File No.
                                     0-23108).

                  Exhibit 4.1 (e)    Fourth Amendment to Pooling and Servicing
                                     Agreement, dated as of November 30, 1998, between Greenwood Trust Company as Master
                                     Servicer, Servicer and Seller and U.S. Bank
                                     National Association (formerly First Bank
                                     National Association, successor trustee to
                                     Bank of America Illinois, formerly
                                     Continental Bank, National Association) as
                                     Trustee (incorporated by reference to
                                     Exhibit 4.1 of Discover Card Master Trust
                                     I's Current Report on Form 8-K dated
                                     November 30, 1998, File No. 0-23108).

                  Exhibit 4.2 Series Supplement, dated as of December 14, 1999, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, with respect to Series 1999-6, including form of Class A Certificate and form of Class B Certificate (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's Current Report on Form 8-K, dated December 14, 1999).

                  Exhibit 99.1 Prospectus Supplement dated December 7, 1999 and Prospectus dated December 7, 1999 with respect to the 6.85% Class A Credit Card Pass-Through Certificates and the 7.10% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1999-6.




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                                   Signature

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Discover Card Master Trust I
                                       (Registrant)

                                       By:  Greenwood Trust Company
                                       (Originator of the Trust)


Dated:  December 14, 1999              By:      /s/ John J. Coane
                                          --------------------------------
                                                John J. Coane
                                                Vice President, Chief
                                                Accounting Officer and Treasurer



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

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                                                                 Page
----------                                                                  ----
  4.1 (a)             Pooling and Servicing Agreement, dated as of           ---
                      October 1, 1993, between Greenwood Trust
                      Company as Master Servicer, Servicer and
                      Seller and U.S. Bank National Association
                      (formerly First Bank National Association,
                      successor trustee to Bank of America
                      Illinois, formerly Continental Bank,
                      National Association) as Trustee
                      (incorporated by reference to Exhibit 4.1 of
                      Discover Card Master Trust I's Registration
                      Statement on Form S-1 (Registration No.
                      33-71502), filed on November 10, 1993).

  4.1 (b)             First Amendment to Pooling and Servicing               ---
                      Agreement, dated as of August 15, 1994,
                      between Greenwood Trust Company as Master
                      Servicer, Servicer and Seller and U.S. Bank
                      National Association (formerly First Bank
                      National Association, successor trustee to
                      Bank of America Illinois, formerly
                      Continental Bank, National Association) as
                      Trustee (incorporated by reference to
                      Exhibit 4.4 of Discover Card Master Trust
                      I's Current Report on Form 8-K, dated August
                      1, 1995 and filed on August 10, 1995, File
                      No. 0-23108).

  4.1(c)              Second Amendment to Pooling and Servicing              ---
                      Agreement, dated as of February 29, 1996,
                      between Greenwood Trust Company as Master
                      Servicer, Servicer and Seller and U.S. Bank
                      National Association (formerly First Bank
                      National Association, successor trustee to
                      Bank of America Illinois, formerly
                      Continental Bank, National Association) as
                      Trustee (incorporated by reference to
                      Exhibit 4.4 of Discover Card Master Trust
                      I's Current Report on Form 8-K, dated April
                      30, 1996 and filed on May 1, 1996, File No.
                      0-23108).



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  4.1 (d)             Third Amendment to Pooling and Servicing
                      Agreement, dated as of March 30, 1998,
                      between Greenwood Trust Company as Master
                      Servicer, Servicer and Seller and U.S. Bank
                      National Association (formerly First Bank
                      National Association, successor trustee to
                      Bank of America Illinois, formerly
                      Continental Bank, National Association) as
                      Trustee (incorporated by reference to
                      Exhibit 4.1(d) of Discover Card Master Trust
                      I's Registration Statement on Form 8-A filed
                      April 13, 1998, File No. 0-23108).

  4.1(e) Fourth Amendment to Pooling and Servicing Agreement, dated as of November 30, 1998, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (incorporated by reference to
                      Exhibit 4.1 of Discover Card Master Trust
                      I's Current Report on Form 8-K dated
                      November 30, 1998, File No. 0-23108).

  4.2 Series Supplement, dated as of December 14, 1999, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, with respect to Series 1999-6, including form of Class A Certificate and form of Class B Certificate (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's Current Report on Form 8-K, dated December 14, 1999).

  99.1 Prospectus Supplement dated December 7, 1999 and Prospectus dated December 7, 1999 with respect to the 6.85% Class A Credit Card Pass-Through Certificates and the 7.10% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1999-6.



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